SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             Form 8-K


      Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934

Date of Report (Date of earliest event reported) August 7, 1998


                      COVEST BANCSHARES, INC.


                      -----------------------

        (Exact name of registrant as specified in its charter)

DELAWARE                     0-20160                36-3820609
--------                    ---------               ----------
(State or other          (Commission File       (I.R.S.
Employer jurisdiction        Number)            Identification
No.)                                            No.)




         749 Lee Street, Des Plaines, Illinois     60016
         --------------------------------------------------
        (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (847) 294-6500















Item 5.	OTHER EVENTS

On Friday, August 7, 1998, the Company issued a press release pertaining to completion of the Stock Repurchase
Program dated May 12, 1998. The text of the press release is attached hereto as Exhibit 99.1.


Item 7.	Exhibit 99.1








                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 7, 1998



                          By:    /s/ Larry G. Gillie
                          Name:  Larry G. Gillie
                          Title: President &
                                 Chief Executive Officer


                          By:    /s/ Paul A. Larsen
                          Name:  Paul A. Larsen
                          Title: Senior Vice President &
                                 Chief Financial Officer





















Item 7	EXHIBIT 99.1


CoVest Bancshares, Inc. Completes 13th Stock Repurchase Program

DES PLAINES, IL, August 7, 1998 -- CoVest Bancshares, Inc.
(Nasdaq/COVB), the holding company for CoVest Banc, Des Plaines, Illinois, announced the completion of the Stock Repurchase Program dated May 12, 1998. A total of 103,115 shares were repurchased at an average price of $18.28.

As of June 30, 1998, CoVest Bancshares, Inc. had consolidated assets of $588.3 million, and the Bank operates three full-service offices in Arlington Heights, Des Plaines and Schaumburg, and a mortgage center in McHenry, Illinois.